                                 SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                              [AMENDMENT NO. 1]


Filed by the Registrant /X/
Filed by a Party other than the Registrant  / /
Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PUROFLOW INCORPORATED
- ------------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)



- ------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     5)  Total fee paid:

     -------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)  Amount previously paid:
                                ----------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
                                                      ------------------------
     3)  Filing Party:
                      --------------------------------------------------------
     4)  Date Filed:
                    ----------------------------------------------------------

PUROFLOW
INCORPORATED      16559 Saticoy Street, Van Nuys, CA 91406   (818) 756-1388
                  FAX  (818) 779-3902


                                       September 28, 1999

To Our Stockholders:

     On behalf of your Company's Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders to be held on Thursday, October 21, 1999, at 10:00 a.m., local time, at the offices of the Company at 16559 Saticoy Street, Van Nuys, California 91406.

     The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 1999 is included with this mailing.

     As you are aware, your Board of Directors was engaged in a proxy contest with The Full Value Committee, a group formed by Steel Partners. On September 16, 1999, the proxy contest and the pending lawsuits relating to the proxy contest were settled and the Board appointed three representatives of Steel Partners to an expanded seven member Board. The Board of Directors has reduced the number of directors to serve on the Board following the Annual Meeting from seven to five, and has proposed a new slate of five director nominees, including two representatives of Steel Partners. Detailed information concerning the settlement of the proxy contest is contained in the enclosed Proxy Statement.

     Regardless of whether you plan to attend the Annual Meeting, your vote is important. I urge you to participate by promptly completing and returning the enclosed proxy card as soon as possible. You may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

     We appreciate your continued support.


                                       Cordially,

                                       PUROFLOW INCORPORATED

                                       /s/  Michael H. Figoff

                                       Michael H. Figoff
                                       President and Chief Executive Officer

                           PUROFLOW INCORPORATED
                           16559 SATICOY STREET
                        VAN NUYS, CALIFORNIA  91406

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              OCTOBER 21, 1999


To the Stockholders of PUROFLOW INCORPORATED:


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Puroflow Incorporated, a Delaware corporation (the "Company"), will be held at the offices of the Company, on October 21, 1999, at 10:00 a.m., local time, or any adjournment or postponement thereof, for the following purposes, all as more fully described in the attached Proxy
Statement:

     1. To elect five directors to serve for a term of one year and until their respective successors are duly elected and qualified.


     2. To ratify the appointment by the Company's Board of Directors of Rose, Snyder & Jacobs, certified public accountants, as independent auditors of the Company for the fiscal year ending January 31, 2000, and to authorize the Board of Directors to fix their remuneration.

     3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

     Only stockholders of record at the close of business on August 30, 1999 shall be entitled to notice of and to vote at the Annual Meeting. A copy of the Company's Annual Report for the fiscal year ended January 31, 1999 is enclosed.


     The Board of Directors appreciates and welcomes stockholder participation in the Company's affairs. You are earnestly requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope provided for that purpose (to which no postage need be affixed if mailed in the United States), whether or not you expect to attend the Annual Meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the Annual Meeting. The prompt return of the proxy card will be of assistance in preparing for the Annual Meeting and your cooperation in this respect will be greatly appreciated.


                                      By Order of the Board of Directors



                                      Sandy Yoshisato
                                      Corporate Secretary

Van Nuys, California

September 28, 1999

- -------------------------------------------------------------------------------
                   YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES,
                   PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED
                         PROXY CARD AND MAIL IT PROMPTLY
                         IN THE ENCLOSED RETURN ENVELOPE.
- -------------------------------------------------------------------------------

                            PUROFLOW INCORPORATED
                             16559 SATICOY STREET
                         VAN NUYS, CALIFORNIA  91406
                        ------------------------------
                               PROXY STATEMENT
                           OF THE BOARD OF DIRECTORS
                                  FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON OCTOBER 21, 1999

                        ------------------------------
                                 INTRODUCTION

     This Proxy Statement and the accompanying proxy card are being furnished to the stockholders of Puroflow Incorporated, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use in voting at the Annual Meeting of Stockholders to be held at the offices of the Company, 16559 Saticoy Street, Van Nuys, California 91406, on October 21, 1999 at 10:00 a.m., local time (together with any and all adjournments or postponements thereof, the "Annual Meeting"). This Notice of Annual Meeting and Proxy Statement, together with the accompanying proxy card and Annual Report to Stockholders of the Company for the fiscal year ended January 31, 1999 (including the financial statements contained therein), are first being mailed or delivered to stockholders of the Company on or about September 28, 1999.

                      SPECIAL NOTE CONCERNING SETTLEMENT
                 OF PROXY CONTEST WITH STEEL PARTNERS II, L.P.

     This Proxy Statement and the accompanying proxy card are being furnished to the stockholders of the Company by the Company and its Board of Directors pursuant to the terms and conditions of a settlement agreement and release dated September 16, 1999 (the "Settlement Agreement"), among the Company, Reuben M. Siwek, Michael H. Figoff, Robert A. Smith and Dr. Tracy Kent Pugmire and Steel Partners II, L.P. ("Steel Partners"), The Full Value Committee, Warren G. Lichtenstein, Robert Frankfurt, James Benenson, Jr. and Steven Wolosky (Steel Partners, The Full Value Committee and Messrs. Lichtenstein, Frankfurt, Benenson and Wolosky, collectively, the "Steel Parties"), pursuant to which the Steel Parties agreed to cease their solicitation of proxies for their own proposed slate of directors at the Annual Meeting in exchange for, among other things, Board representation.
For additional information regarding the Steel Parties and the Settlement Agreement, see "Security Ownership of Certain Beneficial Owners and Management," "Proposal 1: Election of Directors" and "Litigation--Settlement of Proxy Contest and Lawsuits."

                              QUORUM AND VOTING

AGENDA FOR MEETING

     At the Annual Meeting, the holders of outstanding shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") will be asked to consider and vote upon: (i) the election of five directors to serve for a term of one year and until their respective successors are duly elected and qualified ("Proposal 1"); (ii) the appointment of Rose, Snyder & Jacobs, certified public accountants, as independent auditors of the Company for the fiscal year ending January 31, 2000 ("Proposal 2"); and (iii) such other proposals as may properly be presented for the Annual Meeting.


RECORD DATE

     The record date for the Annual Meeting is August 30, 1999. Only stockholders of record as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

VOTING STOCK

     The only class of stock entitled to be voted at the Annual Meeting is the Company's Common Stock. At the close of business on the record date, there were 8,100,321 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, and the holders of these shares will be entitled to one vote per share.

QUORUM

     The By-laws of the Company provide that holders of more than 50% of the shares outstanding and entitled to vote must be represented at the Annual Meeting either in person or by proxy.

ADJOURNED MEETING


     If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

TABULATION OF VOTES

     The votes will be tabulated and certified by an independent inspector of election appointed by the Company.

RETURNING YOUR  PROXY CARD

     A proxy will not be valid unless the completed enclosed proxy card is received by the Company, c/o MacKenzie Partners, Inc., 156 Fifth Avenue, New York, New York, 10010, prior to commencement of the Annual Meeting. If the enclosed proxy card is properly executed and returned to the Company, then your shares will be voted in accordance with the instructions contained therein.


     Any stockholder who executes and returns a proxy may revoke it at any time before it is voted at the Annual Meeting by: (i) delivering written notice of such revocation to the Company (attention: Corporate Secretary) prior to the commencement of the Annual Meeting; (ii) submitting a duly executed proxy bearing a later date which relates to the same shares; or
(iii) attending and voting such shares at the Annual Meeting. Mere attendance at the Annual Meeting will not, in and of itself, revoke an otherwise valid proxy.


     Whether or not you attend the Annual Meeting, your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card regardless of the number of shares you own. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

VOTE REQUIRED AND METHOD OF COUNTING VOTES

     With respect to Proposal 1 (the election of directors), stockholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees. Checking the box on the proxy card that withholds authority to vote for a nominee is the equivalent of abstaining. The five nominees who receive the greatest number of votes cast for the election of directors by shares entitled to vote and present in person or by proxy at the Annual Meeting will be elected directors. In an uncontested plurality election such as this, abstentions have no effect, since approval by a percentage of the shares present or outstanding is not required.

     With respect to Proposal 2 (the ratification of independent auditors), stockholders may vote in favor of the proposal, against the proposal, or abstain from voting. The affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal 2. A stockholder who signs and submits a ballot or proxy is "present," so an abstention will have the same effect as a vote against Proposal 2.

     Brokers who hold shares for the accounts of their clients may vote such shares either as instructed by their clients or, if no instructions are received, in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote a client's proxy in their own discretion as to the election of directors and ratification of independent auditors (each, a "discretionary proposal") if their client has not furnished them with voting instructions prior to the Annual Meeting. When a broker is empowered by a client to vote that client's shares on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Those shares will be included in determining the presence of a quorum at the Annual Meeting. Broker non-votes will not, however, be considered "present" for purposes of voting on any non-discretionary proposal, and they will therefore have no impact on the outcome of such proposals.

     If you sign the proxy card but do not make specific choices, the proxy holder will vote your shares as recommended by the Board of Directors as follows:

     -  "FOR" the election of all nominees for directors, and

     -  "FOR" ratification of the selection of independent auditors.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the proxy.


QUESTIONS CONCERNING YOUR PROXY

     If you have any questions regarding your proxy, or need assistance in voting your shares, please call MacKenzie Partners, Inc., who is assisting the Company in this solicitation, at the address or telephone numbers set forth below:

                      MacKenzie Partners, Inc.
                      156 Fifth Avenue
                      New York, New York 10010
                      Call toll-free:  (800) 332-2885 or (212) 929-5500

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of September 28, 1999 regarding the beneficial ownership of Common Stock by (A) each person known by the Company to own beneficially more than five percent of the Common Stock, (B) each director and director nominee of the Company, (C) each of the "Named Executive Officers" (as defined in "Executive Compensation--Summary Compensation Table"), and (D) all executive officers, directors and director nominees of the Company as a group. Unless otherwise indicated, the address of each person named in the table below is c/o Puroflow Incorporated, 16559 Saticoy Street, Van Nuys, California 91406.

                                                  NUMBER OF SHARES               PERCENTAGE
                                                    BENEFICIALLY                BENEFICIALLY
NAME                                                  OWNED(1)                     OWNED
- ----                                                  --------                     -----
Steel Partners II, L.P............................  1,416,000(2)                   17.4%
Warren G. Lichtenstein**..........................  1,416,000(2)                   17.4%
Reuben M. Siwek+..................................    570,250(3)                    7.0%
David S. Nagelberg................................    459,350(4)                    5.7%
Michael H. Figoff**...............................    355,000(5)                    4.3%
George Solymar....................................    334,650(6)                    4.1%
Robert A. Smith**.................................    238,000(7)                    2.9%
Dale Livingston...................................    211,800(8)                    2.6%
Dr. Tracy Kent Pugmire**..........................     40,000(9)                      *
Wayne Conner......................................     32,000(10)                     *
Robert Frankfurt**................................          0(2)                      0
Steven Wolosky+...................................          0(2)                      0
All directors, director nominees and executive
officers as a group (nine persons)................  2,853,050                      34.5%


- ------------------
*   Less than 1%.


**  Denotes nominee for election as director at the Annual Meeting.

+   Denotes director who is not standing for re-election at the Annual Meeting.


(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (i) the power to vote, or direct the voting of, such security or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of the date shown above.


(2) Based upon a Schedule 13D, and the amendments thereto, filed with the Securities and Exchange Commission (the "Commission") by the Steel Parties. The business address of Steel Partners and Messrs. Lichtenstein and Frankfurt is 150 East 52nd Street, 21st Floor, New York, New York 10020. The business address of Mr. Wolosky is c/o Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022.

(3) Includes (a) options to purchase 44,000 shares of Common Stock, all of which are fully vested, and (b) 70,000 shares of Common Stock owned by Mr. Siwek's spouse. Mr. Siwek disclaims beneficial ownership of the shares owned by his spouse.

(4) Based upon a Schedule 13G filed with the Commission by Mr. Nagelberg. Includes 99,250 shares owned by The Nagelberg Family Trust over which Mr. Nagelberg and his spouse, as trustees, share voting and dispositive power. The business address of Mr. Nagelberg is c/o M.H. Meyerson & Co., Inc., P.O. Box 2142, Rancho Santa Fe, California 92067-2142.

(5) Includes (a) options to purchase 44,000 shares of Common Stock, all of which are fully vested, and (b) 8,000 shares of Common Stock owned by Mr. Figoff's spouse. Mr. Figoff disclaims beneficial ownership of the shares owned by his spouse.

(6) The business address of Mr. Solymar is 2203 Crescent Avenue, Montrose, California 91020.

(7) Includes (a) options to purchase 28,000 shares of Common Stock, all of which are fully vested, and (b) 10,000 shares of Common Stock owned jointly by Mr. Smith and his spouse.

(8) Includes options to purchase 23,000 shares of Common Stock, all of which are fully vested.

(9) Includes options to purchase 19,000 shares of Common Stock, all of which are fully vested.

(10) Includes options to purchase 12,000 shares of Common Stock, all of which are fully vested.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     Directors of the Company are elected annually at the annual meeting of stockholders. Their respective terms of office continue until their successors have been duly elected and qualified in accordance with the Company's By-laws. There are no family relationships among any of the directors or executive officers of the Company.


     On September 16, 1999, pursuant to the terms of the Settlement Agreement and the Company's By-laws, the then existing Board of Directors of the Company increased the size of the Board from four to seven directors, and filled the vacancies on the Board that were created by such expansion by appointing three representatives of Steel Partners to the Board. Those representatives were Warren G. Lichtenstein, Robert Frankfurt and Steven Wolosky. In addition, pursuant to the terms of the Settlement Agreement and the Company's By-laws, on September 16, 1999, the newly constituted seven member Board of Directors agreed to decrease the number of persons to serve on the Board after the Annual Meeting from seven to five. The Board then nominated Michael H. Figoff, Robert A. Smith, Dr. Tracy Kent Pugmire, Warren
G. Lichtenstein and Robert Frankfurt for election to the Board at the Annual Meeting. Reuben M. Siwek and Steven Wolosky have agreed not to stand for re-election to the Board of Directors, although Mr. Siwek will serve as Chairman-Emeritus of the Board following the Annual Meeting. At the Annual Meeting, five directors are to be elected to serve for a term of one year and until their respective successors are duly elected and qualified.

     The designated representatives named in the enclosed proxy card intend to vote for the election to the Board of Directors of each of the five nominees named in the table below to serve until the 2000 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified, unless the proxy card is marked to expressly indicate otherwise. Should any of such nominees be unable or unwilling to accept such election (which the Board of Directors does not anticipate), then the designated representatives named in the enclosed proxy card will vote for the election of such other persons as the Board of Directors may recommend, all in accordance with the terms of the Settlement Agreement. Proxies cannot be voted for a greater number of persons than the number of nominees named.

INFORMATION CONCERNING DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth information regarding the directors, the director nominees and the executive officers of the Company as of September 28, 1999. Reuben M. Siwek and Steven Wolosky, each currently a director of the Company, will not stand for re-election.

         NAME                   AGE     POSITIONS WITH THE COMPANY
         ----                   ---     --------------------------
Reuben M. Siwek(1)...........   79      Chairman of the Board of Directors
Michael H. Figoff(2).........   56      Director, Chief Executive Officer and President
Robert A. Smith(2)...........   58      Director
Dr. Tracy Kent Pugmire(2)....   68      Director
Warren G. Lichtenstein(2)....   34      Director
Robert Frankfurt(2)..........   33      Director
Steven Wolosky(1)............   43      Director
Wayne Conner.................   51      Vice President of Engineering
Dale Livingston..............   60      Vice President of Operations

- ------------------------

(1) Indicates current member of the Board of Directors not standing for re-election at the Annual Meeting.

(2) Indicates current member of the Board of Directors standing for re-election at the Annual Meeting.

     The business experience of each of the persons listed above for at least the last five years is as follows:

     REUBEN M. SIWEK has served as Chairman of the Board of Directors of the Company since January 1992, and as a member of the Board of Directors since January 1982. Mr. Siwek is a self-employed attorney and has practiced law for more than 48 years. Mr. Siwek has also been a certified public accountant for more than 55 years.

     MICHAEL H. FIGOFF has served as President and Chief Executive Officer and Director of the Company since May 1995. Mr. Figoff joined the Company in 1988 and has previously served as its Executive Vice President and Director of Marketing. Prior to joining the Company, Mr. Figoff served in various capacities with Lockheed Martin, Textron, Fairchild and Ferranti International.

     ROBERT A. SMITH has served as a Director of the Company since July 1994. Mr. Smith has been President of Microsource Inc., a subsidiary of Giga-tronics, since October 1998. Previously, Mr. Smith served as President of the Industrial Products Group of Haskel International Inc. from February 1995 to January 1998; President and Chief Executive Officer of Industrial Tools Inc. from January 1994 to February 1995; President of Engineered Filtration Company from October 1992 to January 1994; President of Puroflow Corporation, a wholly-owned subsidiary of the Company, from February 1991 to October 1992; and President of RTS Systems Incorporated from May 1988 to February 1991, when the company was acquired by Telex Communications, Inc. Mr. Smith served as President of Purolator Technologies Inc. from 1980 to 1988 and served as General Manager of the Filter Division of HR Textron Inc. from 1964 to 1980.

     DR. TRACY KENT PUGMIRE has served as a Director of the Company since June 1991. Since April 1992, Dr. Pugmire has served as an independent technical consultant. Dr. Pugmire currently provides consulting services to Spincraft, a Division of Standex International, and is involved with the design and fabrication of the X-33 and X-34 rocket vehicles. Previously, Dr. Pugmire was Executive Vice President of ARDE Inc. and worked as a Program Manager for several companies, including TRW Space Systems Division, Technion Inc., AVCO Missile and Space Systems (now a division of Textron), General Electric Space Sciences Laboratory, and Boeing Propulsion and Mechanical Systems Department.

     WARREN G. LICHTENSTEIN has served as a Director of the Company since September 16, 1999. Mr. Lichtenstein has been the Chairman of the Board, Secretary and the Managing Member of Steel Partners, L.L.C. ("Steel LLC"), the general partner of Steel Partners, since January 1, 1996. Prior to such time, Mr. Lichtenstein was the Chairman and a director of Steel Partners, Ltd. ("Steel Ltd."), the general partner of Steel Partners Associates, L.P., which was the general partner of Steel Partners from 1993 until prior to January 1, 1996. Mr. Lichtenstein was the acquisition/risk arbitrage analyst at Ballantrae Partners, L.P., a private investment partnership formed to invest in risk arbitrage, special situations and undervalued companies, from 1988 to 1990. Mr. Lichtenstein is a director of the following publicly held companies: Gateway Industries, Inc., WebFinancial Corp., PLM International, Inc., CPX Corp., Tech-Sym Corporation and Saratoga Beverage Group, Inc. Mr. Lichtenstein also served as Chairman of the Board of Aydin Corporation from October 5, 1998 until its sale to L-3 Communications Corporation in April 1999.

     In late 1995, Steel Partners commenced a proxy solicitation to replace the incumbent directors of Medical Imaging Centers of America, Inc. ("MICA"). Thereafter, MICA initiated an action against Steel Partners, Warren Lichtenstein and others in the United States District Court for the Southern District of California, Medical Imaging Centers of America, Inc. v. Lichtensein, et al, Case No. 96-0039B. On February 29, 1996, the Court issued an Order granting, in part, MICA's motion for a preliminary injunction on the grounds that plaintiff had demonstrated a probability of success on the merits of its assertion that defendants had violated Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under the Court's preliminary injunction, defendants in the action were enjoined from voting certain of their shares at MICA's annual meeting of shareholders, except pursuant to a formula under which they would be voted in the same proportion as other votes cast at the meeting. The Court declined to adjourn the annual meeting of shareholders. At the meeting, Steel Partners received sufficient votes to elect its nominees to the Board of MICA, after giving effect to the Court's preliminary injunction. The parties thereafter settled their differences pursuant to an agreement under which MICA agreed to initiate an auction process which, if not concluded within a certain time period, would end and thereafter the designees of Steel Partners would assume control of the Board of MICA. MICA was ultimately sold for $11.75 per share, as contrasted with a price of $8.25 per share, which was the closing price of MICA's common stock on the day prior to the initiation of Steel Partners' proxy solicitation.

     ROBERT FRANKFURT has served as a Director of the Company since September 16, 1999. Mr. Frankfurt joined Steel Ltd. in 1995 and became a non-managing member of Steel LLC in 1996. Mr. Frankfurt concurrently served as President of MDM Technologies during 1997 and 1998.

     STEVEN WOLOSKY has served as a Director of the Company since September 16, 1999. For more than the past five years, Mr. Wolosky has been a partner of Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to Steel Partners. Mr. Wolosky is also Assistant Secretary of WHX Corporation, a New York Stock Exchange listed company and a director of CPX Corp.

     WAYNE CONNER has over 30 years of filtration experience and has been the Vice President of Engineering of the Company since July 1997. From 1990 to 1994, Mr. Conner served as Senior Project Engineer--New Product Development, for the Hydraulic Filter Division of Parker Hannifin Corporation. Mr. Conner has also served in various capacities with Purolator Technologies Inc.

     DALE LIVINGSTON has been the Vice President of Operations of the Company since February 1998. From August 1995 until February 1998, Mr. Livingston served as Director of Operations of the Company, and from October 1989 until August 1995, he served as Production Manager of the Company. Mr. Livingston previously served in various capacities with Parker Hannifin Corporation, Hydraulic Research/Textron, Talley Corporation, The Marquardt Company and Teleflex Control Systems.

     Each of the director nominees has consented to serve as a director and, if elected, intends to discharge his duties as director of the Company in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors.

VOTE REQUIRED

     Approval of Proposal 1 to elect five directors requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The five director nominees are Michael H. Figoff, Robert A. Smith, Dr. Tracy Kent Pugmire, Warren G. Lichtenstein and Robert Frankfurt. The Board of Directors recommends that stockholders vote FOR each of these five director nominees.


INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES AND DIRECTOR COMPENSATION

     The business affairs of the Company are managed under the direction of the Board of Directors. Members of the Board are informed about the Company's affairs through presentations, reports and documents distributed to them, through operating and financial reports routinely presented at meetings of the Board of Directors and committee meetings, and through other means.
In addition, directors of the Company discharge their duties throughout the year not only by attending meetings of the Board of Directors but also through personal meetings and other communications, including telephone contact with management and others regarding matters of interest and concern to the Company.

     During the fiscal year ended January 31, 1999, the Company's Board of Directors held two meetings and acted by unanimous written consent six times. Each director attended at least 75% of the Board meetings and committee meetings held during the fiscal year ended January 31, 1999.

BOARD COMMITTEES

     The Board of Directors has a standing Audit Committee, which met once during the fiscal year ended January 31, 1999, and a Compensation Committee, which met one time during the fiscal year ended January 31, 1999. The Audit and Compensation Committees do not meet on a regular basis, but only as circumstances require. The members of the Audit and Compensation Committees are appointed by the Board of Directors. The Company does not currently have a nominating committee. Nominations to the Board of Directors are made by the entire Board.


     AUDIT COMMITTEE. The Audit Committee recommends to the Board of Directors the firm to be selected each year as independent auditors of the Company's financial statements and to perform services related to such audit. The Audit Committee also has responsibility for (i) reviewing the scope and results of the audit with the independent auditors, (ii) reviewing the Company's financial condition and results of operations with management,
(iii) considering the adequacy of the internal accounting, bookkeeping and control procedures of the Company, and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors' independence.
The current members of the Audit Committee are Messrs. Smith and Siwek and Dr. Pugmire. A new Audit Committee will be elected by the Board of Directors after the Annual Meeting.


     COMPENSATION COMMITTEE. The Compensation Committee recommends to the Board of Directors compensation of the Company's executive officers and other key personnel, reviews new or existing employee compensation programs and periodically reviews management perquisites and other benefits. The current members of the Compensation Committee are Messrs. Siwek and Smith. A new Compensation Committee will be elected by the Board of Directors after the Annual Meeting.

DIRECTOR COMPENSATION


     Each outside director of the Company receives a $2,500 annual fee, plus $300 for each formal meeting attended. Directors are also reimbursed for reasonable expenses actually incurred in connection with attending each formal meeting of the Board of Directors or any committee thereof. The Company's outside directors are currently Messrs. Siwek, Smith, Lichtenstein, Frankfurt and Wolosky and Dr. Pugmire. If all of the director nominees are elected at the Annual Meeting, the Company's outside directors will be Messrs. Smith, Lichtenstein and Frankfurt and Dr. Pugmire.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such Common Stock. Such Reporting Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.
Based solely upon a review of copies of Section 16(a) reports and representations received by the Company from Reporting Persons, and without conducting any independent investigation of its own, the Company believes that no Reporting Person failed to timely file Forms 3, 4 and 5 with the Commission during the fiscal year ended January 31, 1999.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth the aggregate compensation paid to or earned by the President and Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company (other than the President and Chief Executive Officer) whose total annual salaries and bonuses exceeded $100,000 for the year ended January 31, 1999 (the "Named Executive Officers").

                                                                      LONG-TERM
                                              ANNUAL                COMPENSATION
                                           COMPENSATION                AWARDS
                                -------------------------------      SECURITIES
                                FISCAL                               UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR     SALARY($)     BONUS($)    OPTIONS/SARS      COMPENSATION $(1)
- ---------------------------      ----     ---------     --------    ------------      -----------------
Michael H. Figoff                1999     160,875          --            --                19,827
  President and Chief            1998     158,125          --            --                18,559
  Executive Officer.........     1997     142,417          --            --                15,975

Wayne Conner                     1999      98,458        10,000        5,000                6,469
  Vice President of              1998      91,245        10,000       10,000                5,880
  Engineering...............     1997      86,000          --            --                  --

Dale Livingston                  1999      94,292         5,000        5,000                5,093
  Vice President of              1998      89,083        16,000       10,000                3,000
  Operations................     1997        --            --            --                  --


- ----------------------------

(1) Represents Company-reimbursed automobile expenses of such executive and life and disability insurance premiums paid by the Company.

OPTION/SAR GRANTS IN FISCAL YEAR

     The following table sets forth certain information concerning individual option grants during the fiscal year ended January 31, 1999 to each of the Named Executive Officers.


                           NUMBER OF           % OF TOTAL
                          SECURITIES          OPTIONS/SARS
                          UNDERLYING           GRANTED TO
                          OPTIONS/SARS        EMPLOYEES IN       EXERCISE PRICE     EXPIRATION
NAME                        GRANTED            FISCAL YEAR         PER SHARE           DATE
- ----                        -------            -----------         ---------           ----
Michael H. Figoff........      0                   --                 --                --
Wayne Conner.............    5,000               14.286              $0.81            7/9/03
Dale Livingston..........    5,000               14.286              $0.81            7/9/03


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides certain information regarding stock option ownership and exercises by the Named Executive Officers, as well as the number and assumed value of exercisable and unexercisable options held by those persons at January 31, 1999.


                            NUMBER OF
                             SHARES                      NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED IN
                            ACQUIRED        VALUE          UNEXERCISED OPTIONS/SARS            THE MONEY OPTIONS/SARS
NAME                       ON EXERCISE     REALIZED($)           AT 1/31/99                       AT 1/31/99($)(1)
- ----                       -----------     -----------   -------------------------------    ----------------------------
                                                         EXERCISABLE       UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                                                         -----------       -------------    -----------    -------------
Michael H. Figoff.........   100,000         25,000        44,000             11,000          $39,864          $9,966

Wayne Conner..............      0              --          12,000             13,000           10,872          13,778

Dale Livingston...........      0              --           9,800             13,200            8,879          11,959


- ---------------------------

(1) Value of unexercised "in-the-money" options is equal to the difference between the closing bid price per share of the Common Stock on the OTC Bulletin Board at January 31, 1999 ($0.906) and the option exercise price per share multiplied by the number of shares subject to options.

EMPLOYMENT AGREEMENTS

     On March 1, 1993, the Company entered into an employment agreement with Michael H. Figoff pursuant to which Mr. Figoff agreed to serve as the Executive Vice President of the Company for a term of five years at an annual base salary of $95,000. Effective February 14, 1994, Mr. Figoff's annual base salary was increased to $104,500. Mr. Figoff was appointed President of the Company in February 1995, and was appointed President and Chief Executive Officer in May 1995. In April 1997, Mr. Figoff's annual base salary was
increased to $165,000.    On June 9, 1998, the Company extended Mr. Figoff's
employment agreement for a term of five years at an annual base salary of $165,000.

1991 INCENTIVE STOCK OPTION PLAN

     In 1991, the Board of Directors adopted and the stockholders approved the 1991 Incentive Stock Option Plan (the "1991 Option Plan"). Under the 1991 Option Plan, the maximum number of shares of Common Stock that may be subject to options may not exceed an aggregate of 500,000 shares. The maximum number of shares may be adjusted in certain events, such as a stock split, reorganization or recapitalization. Employees (including officers and directors who are employees) of the Company or its subsidiaries are eligible for the grant of incentive options under the 1991 Option Plan. Directors who are not employees or officers are not eligible to receive incentive stock options, but may receive non-qualified options. Options may also be granted to other persons, provided that such options shall be non-qualified options. In the event of incentive options, the aggregate fair market value of the Common Stock with respect to which such options become first exercisable by the holder during any calendar year cannot exceed $100,000. This limit does not apply to non-qualified options. To the extent an option that otherwise would be an incentive option exceeds this $100,000 threshold, it will be treated as a non-qualified option.

     The Company will receive no monetary consideration for the grant of options under the 1991 Option Plan. In the case of an incentive option, the exercise price cannot be less than the fair market value (as defined in the 1991 Option Plan) of the Common Stock on the date the option is granted and, if an optionee is a stockholder who beneficially owns 10% or more of the outstanding Common Stock, the exercise price of incentive options may not be less than 110% of the fair market value of the Common Stock. The term of an option cannot exceed ten years and, in the case of an optionee who owns 10% or more of the outstanding Common Stock, cannot exceed five years.

     The 1991 Option Plan will terminate automatically and no options may be granted more than ten years after the date the 1991 Option Plan was approved by the Board of Directors. The 1991 Option Plan may be terminated at any prior time by the Board of Directors. Termination of the 1991 Option Plan will not affect options that were granted prior to the termination date.

      As of August 30, 1999, options to purchase an aggregate of 257,500 shares of Common Stock were outstanding under the 1991 Option Plan. In addition, as of August 30, 1999, non-plan options to purchase 119,000 shares of Common Stock were also outstanding.

RECENT BOARD ACTIONS

     ADOPTION OF RIGHTS PLAN


     On May 28, 1999, the Board of Directors of the Company adopted a Stockholders Rights Plan (the "Rights Plan") because the Board of Directors believed the Company was vulnerable to hostile takeover attempts which may not be in the best interests of stockholders, including the unsolicited and unwelcome attempt to gain control of the Company by Steel Partners, which organized The Full Value Committee. The Plan is designed to protect the Company and its stockholders from the coercive and unfair tactics often employed in hostile takeover attempts, such as unsolicited offers to acquire the Company, including offers that do not treat all stockholders equally, the acquisition in the open market of shares constituting control without offering fair value to all stockholders, and other coercive or unfair takeover tactics that could impair the Board's ability to represent stockholders' interests fully. The Plan seeks to ensure that any attempt to acquire stock in the Company would take place under circumstances where the Board of Directors could attempt to secure the best available price and structure a transaction which would most benefit all of the Company's stockholders.


     The Plan provides for a dividend distribution of one right
(collectively, the "Rights") to stockholders of record on June 7, 1999 to purchase shares of a new series of preferred stock (or, in certain circumstances, common stock or other consideration) at a heavily discounted rate.


     The Rights become exercisable if, after May 28, 1999, a stockholder or stockholder group becomes the beneficial owner of 20% (pursuant to the terms of the Settlement Agreement, the beneficial ownership percentage threshold has been increased from 17.5% to 20%, as more fully described below) or more of the outstanding shares of Common Stock of the Company, or ten days after the announcement of a tender offer intended to achieve beneficial ownership totaling 20% or more of the Company, provided certain other conditions are met. The Board of Directors had initially selected a beneficial ownership threshold of 17.5% of the outstanding shares of Common Stock of the Company as the triggering point for the Rights because it believed that 17.5% was within the range of ownership percentages typically chosen by other companies in similar rights plans. In addition, the Board of Directors adopted the 17.5% threshold, and not a lower threshold, because according to the Company's records, Steel Partners at the time already owned 16.5% of the Company's outstanding shares of Common Stock (Steel Partners currently owns 17.3% of the Common Stock), and the Board did not want the Plan to become immediately triggered upon its adoption.

     On September 16, 1999, pursuant to the terms of the Settlement Agreement, the Company agreed, among other things, to amend the Rights Plan to increase the beneficial ownership threshold that will trigger the Rights from 17.5% to 20%. On September 16, 1999, the Company entered into Amendment No. 1 to the Rights Plan with Continental Stock Transfer & Trust Company, as rights agent, pursuant to which such beneficial ownership threshold was changed from 17.5% to 20%. For more information regarding the Settlement Agreement, see "Litigation--Settlement of Proxy Contest and Lawsuits."

     The Rights are available to be exercised by all stockholders, except for the directors of the Company and the stockholder or stockholder group beneficially owning 20% or more of the Company's outstanding shares of Common Stock.


     The Rights may have certain negative effects, including a reduction in the trading value of the Common Stock. In addition, the Rights have certain anti-takeover effects but will not prevent a takeover of the Company. The Rights may deter an attempt to acquire the Company in a manner or on terms that the Board of Directors determines not to be in the best interests of the stockholders, even if such terms include a premium for the Common Stock and are favored by some or a majority of stockholders. The Rights should not interfere with a negotiated merger or other business combination approved by the Board of Directors since the Company may redeem the Rights for $0.001 per Right, in whole but not in part, in certain circumstances. If the Rights do not become exercisable or are not redeemed by the Board, they will expire on May 28, 2001.


     The complete text of the Rights Plan was filed as an exhibit to the Company's Report on Form 8-K filed with the Commission on June 2, 1999, as amended by the Company's Current Report on Form 8-K filed with the Commission on September 22, 1999.


     STRATEGIC OBJECTIVES

     Simultaneously with its announcement of the adoption of the Rights Plan, the Company also announced that it was consulting with an investment banking firm to assist the Board of Directors in evaluating strategic alternatives designed to increase profitability and enhance stockholder value. While the Company has consulted with investment banks, it has thus far been unsuccessful in retaining an investment bank to advise it either because the Company is too small to interest an investment bank or because the Company has been unable to agree on the terms of engagement offered by the investment banks with which it has thus far spoken. Among the alternatives the Company would consider are strategic acquisitions of businesses or product lines which would complement the Company's existing business lines and create economies of scale.

The Company is also focusing on ways to expand its international business operations. The Board of Directors does not currently contemplate a sale of the Company and believes at the present time that a sale of the Company would be premature. However, the Board would, consistent with its fiduciary responsibilities, consider any transaction which it believes to be in the best interests of stockholders. As of the date hereof, the Company has not entered into any negotiations with potential acquisition or merger candidates.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On August 14, 1998, the Board of Directors adopted a stock purchase plan pursuant to which directors, officers and employees of the Company were given the opportunity to purchase up to an aggregate of 1,000,000 restricted shares of Common Stock at a purchase price of $0.75 per share (the "Stock Purchase Plan"). On August 19, 1998, each of Messrs. Siwek, Smith, Figoff and Livingston (the "Purchasers") purchased 200,000 shares of Common Stock pursuant to the Stock Purchase Plan. The purchase price paid by each of the Purchasers was $150,000. Of the total purchase price paid by each of the Purchasers, $30,000 was paid in cash and $120,000 was paid by the execution and delivery of a three-year full recourse promissory note bearing interest at the rate of 5% per annum, payable in quarterly installments. The shares of stock purchased are pledged as collateral security for the full payment of the promissory note portion of the purchase price.

     Reuben M. Siwek, the Chairman of the Board of Directors of the Company, renders legal services to the Company. The Company incurred expenses of approximately $83,078, $66,250 and $62,033 during the fiscal years ended January 31, 1999, 1998 and 1997, respectively, for legal services rendered by Mr. Siwek.

                PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

     Rose, Snyder & Jacobs has acted as the independent auditors of the Company since November 1995, and has acted in such capacity in connection with the preparation of the Company's audited consolidated financial statements for the year ended January 31, 1999 and the report contained therein, which is included in the Company's Annual Report to Stockholders accompanying this Proxy Statement. As independent auditors for the Company, Rose, Snyder & Jacobs is responsible for auditing the accounts of the Company and providing other audit and accounting services to the Company in connection with filings with the Commission.

     In June 1999, the Board of Directors approved the appointment of Rose, Snyder & Jacobs as the Company's independent auditors for the year ending January 31, 2000. The stockholders are being asked to ratify the appointment of Rose, Snyder & Jacobs as independent auditors for the year ending January 31, 2000, and to authorize the Board of Directors to fix their remuneration. A representative of Rose, Snyder & Jacobs is expected to be present at the Annual Meeting and available to respond to appropriate questions. Such representative also will have the opportunity, if desired, to make a statement to the stockholders.

REQUIRED AFFIRMATIVE VOTE

     Ratification of the appointment of Rose, Snyder & Jacobs as independent auditors of the Company for the year ending January 31, 1999 requires the affirmative vote of holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board of Directors unanimously recommends that the stockholders vote FOR Proposal 2.

                                  LITIGATION

GENERAL

     On May 3, 1999, Steel Partners commenced an action in the United States District Court for the District of Delaware against the Company and each member of its Board of Directors in which it was alleged that the Company had filed false and misleading proxy materials for the purpose of soliciting votes at a proposed annual meeting of the Company. Steel Partners' complaint also alleged that the Company had sold shares of Common Stock to the Purchasers in August 1998 at a discount to the then market price of the stock for the sole purpose of entrenching the Board of Directors.

     On June 4, 1999, the Company commenced an action in the Superior Court of the State of California for the County of Los Angeles against the Steel Parties in which the Company charged the Steel Parties with interfering with the Company's current and prospective relationships and the economic benefits arising therefrom by making false statements. These statements included a statement allegedly made by the defendants, through Mr. Lichtenstein, to a competitor of the Company that the defendants owned in excess of 55% of the Company's outstanding Common Stock and that the Company was for sale. It was alleged that these statements were intended to disrupt the Company's relationships with its lenders, current and potential customers and suppliers.

SETTLEMENT OF PROXY CONTEST AND LAWSUITS

     On September 16, 1999, the Company and Reuben M. Siwek, Michael H. Figoff, Robert A. Smith and Dr. Tracy Kent Pugmire entered into the Settlement Agreement with the Steel Parties pursuant to which the Steel Parties agreed to cease their solicitation of proxies for their own proposed slate of directors at the Annual Meeting in exchange for, among other things, Board representation. Pursuant to the terms of the Settlement Agreement, which by its terms will expire after the 2000 annual meeting of stockholders (which will be called on or before July 31, 2000), and the Company's By-laws, on September 16, 1999, the then existing Board of Directors of the Company increased the size of the Board from four to seven directors, and filled the vacancies on the Board that were created by such expansion by appointing three representatives of Steel Partners to the Board. Those representatives were Warren G. Lichtenstein, Robert Frankfurt and Steven Wolosky. In addition, pursuant to the terms of the Settlement Agreement and the Company's By-laws, on September 16, 1999, the newly constituted seven member Board of Directors agreed to decrease the number of persons to serve on the Board after the Annual Meeting from seven to five. The Board then nominated Michael
H. Figoff, Robert A. Smith, Dr. Tracy Kent Pugmire, Warren G. Lichtenstein and Robert Frankfurt for election to the Board at the Annual Meeting. Reuben
M. Siwek and Steven Wolosky agreed not to stand for re-election to the Board of Directors, although Mr. Siwek will serve as Chairman-Emeritus of the Board following the Annual Meeting. The Board of Directors and Steel Partners each agreed to vote their shares of the Company's Common Stock in favor of the new five-person slate of nominees to be presented at the Annual Meeting. The Company and Steel Partners also agreed to dismiss their respective lawsuits against one another in California and Delaware, without prejudice. The Company also amended the Rights Plan on September 16, 1999 to increase the beneficial ownership threshold that will trigger the Rights from 17.5% to 20%. The Company further agreed to reimburse Steel Partners for actual out-of-pocket expenses incurred by Steel Partners for outside services in connection with its previous solicitation of proxies, the maintenance and defense of the lawsuits in Delaware and California, respectively, and the preparation of the Settlement Agreement, up to $50,000.

                             STOCKHOLDER PROPOSALS

     Proposals submitted for consideration at any future meeting of stockholders must comply with Rules 14a-8 and 14a-4(c) promulgated by the Commission pursuant to the Exchange Act. Stockholder proposals requested to be included in the Company's Proxy Statement for the 2000 Annual Meeting of Stockholders must comply with Rule 14a-8 and must be received by the Company at its principal executive offices, 16559 Saticoy Street, Van Nuys, California 91406 (Attn: Corporate Secretary), no later than April 3, 2000 to be included in the Company's Proxy Statement for the 2000 Annual Meeting of Stockholders. The Company has chosen April 3, 2000 because it is 120 days prior to July 31, 2000, the date the Company is obligated to call the 2000 Annual Meeting of Stockholders under the terms of the Settlement Agreement.

     Rule 14a-4(c)(1) governs a company's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in a company's proxy statement. Under this rule, if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, or, if a company's annual meeting date has changed by more than 30 days from the prior year, within such other reasonable time frame (the "Notice Date"), the company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, even if that proposal is not discussed in the company's proxy statement. If notice of a proposal is timely received by the company, then under Rule 14a-4(c)(2), the company may exercise its discretionary proxy voting authority on such proposal if the company includes a discussion of the proposal in its proxy statement and discloses therein how it intends to vote on the matter. Notwithstanding the previous sentence, a company may not exercise its discretionary proxy voting authority if the proponent of such proposal notifies the company of its intent to solicit proxies for such proposal and in fact delivers a proxy statement to stockholders in connection therewith.

     The Company has established June 17, 2000 as the Notice Date for the 2000 Annual Meeting of Stockholders because it is 45 days prior to July 31, 2000, the date the Company is obligated to call the 2000 Annual Meeting of Stockholders under the terms of the Settlement Agreement.

                                 OTHER MATTERS

     The Company had not received any notice of a stockholder proposal prior to the mailing of this Proxy Statement, and the Board of Directors does not know of any other matters that are to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting, including any proposal made by a stockholder, the persons named in the accompanying proxy card or their substitutes will vote such proxy on behalf of the stockholders they represent in accordance with their best judgment, as permitted by Rule 14a-4(c).

                             SOLICITATION OF PROXIES

     Proxies are being solicited by and on behalf of the Board of Directors. The Company will bear the costs of preparing and mailing the proxy materials to its stockholders in connection with the Annual Meeting. The Company will solicit proxies by mail and the directors and certain officers and employees of the Company may solicit proxies personally or by telephone, facsimile or telegraph. These persons will receive no additional compensation for such services but will be reimbursed by the Company for reasonable out-of-pocket expenses. The Company also will request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable out-of-pocket expenses related thereto. In addition, the Company has retained MacKenzie Partners, Inc. as proxy solicitor to assist it in the solicitation of proxies for a fee of $7,500 (plus reimbursement of reasonable out-of-pocket expenses).

                              ADDITIONAL INFORMATION

     The Company will make available to any stockholder, without charge, upon a written request therefor, copies of the Company's Annual Report on Form 10-KSB for the year ended January 31, 1999. Any such request should be directed to Puroflow Incorporated, 16559 Saticoy Street, Van Nuys, California 91406, Attention: Corporate Secretary.




                                       FOR THE BOARD OF DIRECTORS



                                       SANDY YOSHISATO
                                       CORPORATE SECRETARY


Van Nuys, California

September 28, 1999

- -------------------------------------------------------------------------------
    If you have any questions or need assistance in voting your shares or changing your vote, please contact:

                           MACKENZIE PARTNERS, INC.
                              156 Fifth Avenue
                          New York, New York  10010
                         (212) 929-5500 (Call Collect)
                                     or
                         CALL TOLL FREE (800) 322-2885
- -------------------------------------------------------------------------------

                                     PROXY
                             PUROFLOW INCORPORATED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 21, 1999

The undersigned, revoking all other proxies previously given, hereby appoints Michael H. Figoff and Warren G. Lichtenstein, and each of them individually (with full power to act without the other and with power to appoint his substitute), as the undersigned's proxies to represent and to vote all of the shares of Common Stock of PUROFLOW INCORPORATED, a Delaware corporation (the "Company"), held of record by the undersigned on August 30, 1999, at the Annual Meeting of Stockholders to be held on October 21, 1999 at 10:00 a.m., local time, at the offices of the Company, 16559 Saticoy Street, Van Nuys, California 91406, and at any and all adjournments or postponements thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, THE PROXIES WILL VOTE ON THESE MATTERS AS THE PROXIES NAMED HEREIN MAY DETERMINE IN THEIR SOLE DISCRETION.

PROPOSAL 1.  Election of Directors

    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.


                                                / /  FOR all nominees (The
                                                     nominees are Michael H.
                                                     Figoff, Robert A. Smith,
                                                     Dr. Tracy Kent Pugmire,
                                                     Warren G. Lichtenstein and
                                                     Robert Frankfurt)

                                                / /  WITHHOLD AUTHORITY to vote
for all nominees

                                                / /  FOR all nominees except as
listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line set forth below.)

- --------------------------------------------------------------------------------

PROPOSAL 2.  Proposal to ratify the appointment of Rose, Snyder & Jacobs as independent auditors of the Company for the year ending January 31, 2000, and to authorize the Board of Directors to fix their remuneration.

            / /  FOR           / /  AGAINST           / /  ABSTAINING

- --------------------------------------------------------------------------------

If any amendments or variations to the matters referred to above or to any other matters identified in the Notice of Annual Meeting are proposed at the Annual Meeting or any adjournments thereof, or if any other matters which are not now known to management should properly come before the Annual Meeting or any adjournments thereof, this Proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.


The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated September 28, 1999, the Proxy Statement of the Company, dated September 28, 1999, the accompanying form of Proxy and the Company's Annual Report to Stockholders for the year ended January 31, 1999, each of which is enclosed herewith.

The undersigned hereby revokes any proxy to vote shares of Common Stock of the Company heretofore delivered by the undersigned in connection with the Annual Meeting.
                                           Dated _______________________________
                                           _____________________________________

                                                         Signature
                                           _____________________________________

                                                Signature, if held jointly
                                           _____________________________________

                                                   Title (if applicable)

                                           Please date, sign exactly as your
                                           name appears on this Proxy and
                                           promptly return in the enclosed
                                           envelope. In the case of joint
                                           ownership, each joint owner must
                                           sign. When signing as guardian,
                                           executor, administrator, attorney,
                                           trustee, custodian, or in any other
                                           similar capacity, please give your
                                           full title. In the case of a
                                           corporation, sign in full corporate
                                           name by president or other authorized
                                           officer, giving title, and affix
                                           corporate seal. If a partnership,
                                           sign in partnership name by an
                                           authorized person.